                                                                  EXHIBIT 99.17

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
-----------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02            Summary Of Bank And Investment Accounts        Attachment 1
 4:05 PM                             DQSB II, Inc.
Summary                       Case No: 01-10974 (EIK)                  UNAUDITED
DQSB II, Inc.                For Month Of April, 2002

                                            Balances
                               ------------------------------     Receipts &          Bank
                                  Opening          Closing        Disbursements       Statements        Account
Account                        As Of 4/01/02    As Of 4/30/02     Included            Included          Reconciled
-------                        -------------    -------------     -------------       -----------       ----------
No Bank Or Investment               NA               NA                 NA                NA                NA
Accounts

22-May-02                      Receipts & Disbursements            Attachment 2
 4:06 PM                             DQSB II, Inc.
Summary                        Case No: 01-10974 (EIK)
DQSB II, Inc.                 For Month Of April, 2002
Attach 2


         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

22-May-02         Concentration & Investment Account Statements     Attachment 3
 4:07 PM                         DQSB II, Inc.
Summary                    Case No: 01-10974 (EIK)
DQSB II, Inc.              For Month Of April, 2002
Attach 3


         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:32:12
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: APR-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                                       PTD-Actual
                                                       30-Apr-02
                                                      -----------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                      -----------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                             0.00
                                                      -----------
Total Operating Expenses                                     0.00

                                                      -----------
Gross Profit                                                 0.00

SG&A Expenses
General and Admin Expenses                                 680.00
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                      -----------
Total SG&A Expenses                                        680.00

                                                      -----------
EBITDA                                                    (680.00)

Depreciation                                                 0.00

                                                      -----------
Operating Income                                          (680.00)

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                              (5,666.90)
Reorganization expenses                                      0.00
                                                      -----------
Total Other Expense/(Income)                             5,666.90

                                                      -----------
Net Pretax Income/(Loss)                                (6,346.90)

Income Tax Expense                                           0.00

                                                      -----------
Net Income/(Loss)                                       (6,346.90)
                                                      ===========

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:17
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: APR-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                                  YTD-Actual         YTD-Actual
                                                  30-Apr-02          22-Oct-01
                                                -------------       ------------

ASSETS

Cash and Equivalent                                      0.00               0.00

Restricted Cash                                          0.00               0.00

Accounts Receivable                                      0.00               0.00

Inventories                                              0.00               0.00

Prepaid Expenses                                         0.00               0.00

Other Current Assets                                     0.00               0.00

                                                -------------       ------------
Total Current Assets                                     0.00               0.00


Fixed Assets                                             0.00               0.00

Accumulated Depreciation                                 0.00               0.00

                                                -------------       ------------
Net Fixed Assets                                         0.00               0.00


Net Goodwill                                             0.00               0.00

Intercompany Due To/From                           (22,497.32)        (21,361.32)

Net Deferred Financing Fees                              0.00               0.00

Net Investment in Subsidiaries                     133,005.18         178,552.30

                                                -------------       ------------
Total Other Assets                                 110,507.86         157,190.98

                                                -------------       ------------
Total Assets                                       110,507.86         157,190.98
                                                =============       ============

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:17
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: APR-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                                  YTD-Actual         YTD-Actual
                                                   30-Apr-02          22-Oct-01
                                                -------------       ------------
LIABILITIES

Accounts Payable                                         0.00               0.00

Accrued Liabilities                                      0.00               0.00

Deposits                                                 0.00               0.00

                                                -------------       ------------
Total Current Liabilities                                0.00               0.00


Long Term Debt                                           0.00               0.00

Other Long Term Liabilities                         (4,904.83)         (4,904.83)

                                                -------------       ------------
Total Liabilities                                   (4,904.83)         (4,904.83)


Liabilities Subject to Compromise                        0.00               0.00


OWNER'S EQUITY

Common Stock                                             0.00               0.00

Add'l Paid In Capital                              600,000.00         600,000.00

Current Net Income (Loss)                          (31,127.45)       (181,334.98)

Retained Earnings                                 (453,459.86)       (256,569.21)

                                                -------------       ------------
Total Owner's Equity                               115,412.69         162,095.81

                                                -------------       ------------
Total Liabilities & Equity                         110,507.86         157,190.98
                                                =============       ============

DQSB II, INC.                      ATTACHMENT 6                   01-10974 (JCA)
                    Summary List of Due To/Due From Accounts
                       For the Month Ended April 30, 2002

                                                                    BEGINNING                                          ENDING
AFFILIATE NAME                                  CASE NUMBER          BALANCE           DEBITS     CREDITS             BALANCE
American Classic Voyages Co.                    01-10954            (22,836.06)           --           --           (22,836.06)
AMCV Cruise Operations, Inc.                    01-10967             (1,650.40)           --       680.00            (2,330.40)
Great AQ Steamboat, L.L.C.                      01-10960                919.60            --           --               919.60
Great Pacific NW Cruise Line, L.L.C.            01-10977                339.49            --           --               339.49
Great River Cruise Line, L.L.C.                 01-10963                367.05            --           --               367.05
Great Ocean Cruise Line, L.L.C.                 01-10959                877.52            --           --               877.52
Cape Cod Light, L.L.C.                          01-10962                 82.74            --           --                82.74
Cape May Light, L.L.C.                          01-10961                 82.74            --           --                82.74
                                                                  ---------------------------------------------------------------
                                                                    (21,817.32)           --       680.00           (22,497.32)
                                                                  ===============================================================

                                 DQSB II, Inc.
                                 01-10974 (JCA)


                           Accounts Receivable Aging
                              As of April 30, 2002


                                  Attachment 7


                                 Not Applicable

                                 DQSB II, Inc.
                                 01-10974 (JCA)


                            Accounts Payable Detail
                              As of April 30, 2002


                                  Attachment 8


                                 Not Applicable

               DEBTOR: DQSB II, INC. CASE NUMBER: 01-10974 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO APRIL MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.